UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2014

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Road Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Career Education Corporation (the “Company”) approved revised base salary and incentive compensation targets for certain of the Company’s “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K), including those who are expected to be named executive officers in the Company’s 2014 proxy statement, as follows:

Name	Base Salary	Annual Incentive Plan Target (as a % of Base Salary)	Long Term Incentive Award Target under 2008 Plan (as a % of Base Salary)	Additional One- Time 2014 Long Term Incentive Award Target under 2008 Plan (as a % of Base Salary)
Lysa Clemens	$390,500	60%	125%	25%
Jason Friesen	$400,000	60%	125%	63%
Colleen O’Sullivan	$380,000	60%	125%	50%

The Committee also approved the following revised forms under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”):

•	a form of performance unit agreement, which is attached as Exhibit 10.1;

•	a form of stock option agreement, which is attached as Exhibit 10.2;

•	a form of restricted stock unit agreement, which is attached as Exhibit 10.3; and

•	a form of cash-settled restricted stock unit agreement, which is attached as Exhibit 10.4.

On March 4, 2014, the Committee granted long term incentive awards under the 2008 Plan pursuant to these forms. Awards to the named executive officers in the chart above were made 30% in stock options, 20% in restricted stock units (to be settled in stock) and 50% in performance units (to be settled in cash), with the amounts of such awards designed to achieve the long-term incentive award target value set forth above for each officer, including the additional one-time amount for 2014.

The terms of each award are determined by the Committee in its sole discretion and will be set forth in an individual’s award agreements on these revised forms. Consistent with 2013, each 2014 performance unit award constitutes a right to receive an amount in cash which will be determined based on the target value established by the Committee for a grantee and the Company’s relative total shareholder return over a three-year performance period as compared to a company peer group.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1	Form of 2014 Performance Unit Agreement under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”)

10.2	Form of Non-Qualified Stock Option Agreement under the 2008 Plan

10.3	Form of Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

10.4	Form of Cash-Settled Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jennifer A. Campe
Jennifer A. Campe
Senior Vice President and Chief Human
Resources Officer

Date: March 10, 2014

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Form of 2014 Performance Unit Agreement under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”)

10.2	Form of Non-Qualified Stock Option Agreement under the 2008 Plan

10.3	Form of Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

10.4	Form of Cash-Settled Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

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